UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                 November 15, 2004

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2004, Datastream Systems, Inc. (the “Company”) notified the Nasdaq Stock Market (“Nasdaq”) that it is in material noncompliance with Rule 4310(c)(14) of the National Association of Securities Dealers, Inc. (the “NASD”) for continued listing on Nasdaq. NASD Rule 4310(c)(14) requires that a listed company file with Nasdaq all reports and other documents filed or required to be filed with the Securities and Exchange Commission (the “Commission”). All required reports must be filed with Nasdaq on or before the date they are required to be filed with the Commission. The Company announced on November 15, 2004 that it will be unable to file its Form 10-Q for the quarter ended September 30, 2004 with the Commission by the extension deadline of November 15, 2004; therefore, the Company will be unable to file its Form 10-Q with Nasdaq by the required deadline under Rule 4310(c)(14).

The Company is cooperating fully to ensure that an ongoing investigation by the Audit Committee and the Audit Committee’s outside advisors and the review of the Company’s quarterly financial statements by the Company’s independent auditors are completed as quickly as possible. Once these matters are completed, the Company will file its Form 10-Q for the quarter ended September 30, 2004 with both the Commission and Nasdaq as soon as possible.

Item 7.01 Regulation FD Disclosure.

On November 15, 2004, the Company issued a press release announcing that its Form 10-Q for the quarter ended September 30, 2004 cannot be completed by the extended filing deadline of November 15, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press release, dated November 15, 2004, announcing that the Company’s Form 10-Q for the quarter ended September 30, 2004 cannot be completed by the extended filing deadline of November 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez Chief Financial Officer (principal financial and accounting officer)

Dated: November 15, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release, dated November 15, 2004, announcing that the Company’s Form 10-Q for the quarter ended September 30, 2004 cannot be completed by the extended filing deadline of November 15, 2004.